                                   AGREEMENT

         This Agreement made as of the 12th day of April, 1996, by and between NOVELL, INC., a Delaware corporation, with offices at 2180 Fortune Drive, San Jose, California 95131 ("Novell"); and MICRODYNE CORPORATION, a Maryland Corporation with principal offices at 3601 Eisenhower Avenue, Alexandria, Va 22304 ("Microdyne"), Novell and Microdyne being herein collectively referred to as the "Parties" provides as follows:


                                    RECITALS

         WHEREAS, Novell and Microdyne have entered into numerous commercial agreements over a period of years for the mutual benefit of both Parties; and

         WHEREAS, the Parties have recently conducted a review of the financial results of said agreements for the purpose of resolving any outstanding claims among the Parties and to provide a foundation for future cooperation.

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by both Parties, the Parties agree as follows:


                                   ARTICLE 1
                              OUTSTANDING ACCOUNTS

         In settlement of all outstanding trade accounts and contract claims by and between the Parties as of the date of this Agreement (except as provided for in Article 3 herein), Microdyne will pay to Novell the amounts specified below according to the following calculation and payment schedule:

                 (1)      Calculation:

                          $10,024,293 accounts payable due Novell at March 29, 1996

                          minus

                          $3,489,293 for January 1996 royalty returns due to Microdyne minus

                          $1,500,000 estimate for anticipated net product returns to be credited to Microdyne; provided that if the net product return credit activity prior to May 1, 1996 is less than $1,500,000 then Microdyne will pay Novell the difference in cash by May 31, 1996.
                          If the net product return credit activity prior to May 1, 1996 is greater than $1,500,000, then Novell will credit Microdyne's account for the difference upon receipt of Microdyne's April royalty report.

                          Total

                          $5,035,000 amount due to Novell.

         (2)     Payment Schedule

                          $1,000,000 cash payment to be paid by Microdyne on April 17, 1996.

                          $1,000,000 cash payment to be paid by Microdyne on May 3, 1996.

                          $3,035,000 in a promissory note substantially in the form attached hereto as Exhibit A for two years and bearing an eight percent (8%) annual interest rate commencing April 17, 1996 with payments of principal and interest commencing May 17, 1996.

         (3)     Trade Credit

                          Novell will release any restrictions on trade credit normally extended to Microdyne in the ordinary course of business as of the date of this Agreement. Novell retains the right to impose credit restrictions in the event Microdyne fails to remain current on payment obligations or as otherwise provided for under the existing agreements between the parties.


                                   ARTICLE 2
                     PURCHASE OF HARDWARE TECHNOLOGY RIGHTS
                              AND MARKETING RIGHTS

         Microdyne will purchase the exclusive, royalty-free, perpetual right to distribute certain hardware technology currently sold by Microdyne under license from Novell as more fully set forth on Exhibit B ("Hardware") effective as of April 17, 1996. As additional consideration for the purchase price, Novell grants Microdyne a continuing, royalty-free right to market the Hardware with Novell's trade dress and such product designations as currently provided for and as listed on Exhibit B. Nothing herein shall be construed to grant Microdyne any right or interest in the underlying software technology (source code) associated with the Hardware except as otherwise necessary to exercise the rights granted herein. Microdyne will pay the purchase price of $6,820,000 according to the following schedule:

                 (1)      $100,000 cash payment by April 17, 1996.

                 (2)      $900,000 cash payment by June 1, 1996.

                 (3) $5,820,000 in a promissory note substantially in the form attached hereto as Exhibit C for five (5) years and bearing an eight percent (8%) annual interest rate commencing April 17, 1996 with monthly payments of principal and interest commencing on May 17, 1996 and all outstanding principal and interest due on April 17, 2001.

         In the event Microdyne is in default under the payment terms of
Article 1 or Article 2 of this Agreement, or the Commercial Notes attached hereto as Exhibit A and Exhibit C, the rights granted Microdyne pursuant to
Article 2 of this Agreement shall be immediately revoked without notice until such time as such default is cured.

         Microdyne will release all claims relating to all remaining royalty credits relating to Microdyne's acquisition of National Semiconductor's adapter card business, approximately $1,600,000, as of April 12, 1996, which Microdyne acquired pursuant to the Assignment Agreement dated September 8, 1995.

         Within thirty (30) days of the date of this Agreement, Microdyne and Novell will sign a new standard Novell OEM agreement covering all hardware products, excluding the Hardware, sold by Microdyne that carry the Novell trade dress which will provide, without limitation, that Microdyne will pay Novell a nine percent (9%) royalty on hardware products sold by Microdyne that carry the Novell trade dress, excluding Hardware, subject to the general terms to be negotiated by the parties.

         Within thirty (30) days of the date of this Agreement Microdyne and Novell will sign a new standard Novell OEM agreement which covers all software products which will provide, without limitation, that Microdyne is entitled to a discount of at least fifty (50%) on all such products, subject to the general terms to be negotiated by the parties.

                                   ARTICLE 3
                               RELEASE OF CLAIMS

         Each Party hereto (the "Releasing Party") hereby unconditionally releases the other Party hereto (the "Released Party") from any claims, actions or causes of action, defenses, counterclaims or setoffs of any kind or nature which the Releasing Party may assert, as of December 31, 1995, against the Released Party, including without limitation, the OEM Agreement dated June 14, 1993, and the Composite Signature Agreement dated January 18, 1994, together with any amendments to any such agreements, or any related agreements, or any matters whatsoever arising from or under any of the foregoing (hereinafter referred to collectively as the "Claims"); provided, however, that this release expressly excludes any claims, actions or causes of action arising from:

         (a) that portion of Novell's Master License Agreement as to which Microdyne has contractual obligations;

         (b) the Advanced Access and Application Products amendment (LAN Workplace for DOS) to the Desk Top OEM Agreement;

         (c) the Novell DOS/DOS Kernel and Palm DOS under the Desk Top OEM Agreement;

         (d) the WordPerfect and GroupWise Products amendment to the June 14, 1993 Agreement;

         (e) the Personal NetWare and NetWare Lite amendment to the Desk Top OEM Agreement;

         (f) the NetWare Multi-protocol Router amendment to the June 14, 1993 Agreement;

         (g)     the NetWare for SAA amendment to the June 14, 1993 Agreement;

         (h) sales of Novell Asynchronous Communications Server under the Composite Direct Purchase Signature Agreement dated March 31, 1992, as amended; and

         (i) sales of Novell Access Server under the Composite Direct Purchase Signature Agreement dated March 31, 1992, as amended.

Except as provided in (a) through (i) above, in the event the Releasing Party has any Claims which the Releasing Party may assert as of the date hereof for any act or omission occurring on or before December 31, 1995, against the Released Party, the Releasing Party forever irrevocably waives and relinquishes them; provided that notwithstanding the foregoing provisions of this Article 3, the release of Claims provided to Microdyne by Novell hereunder shall be null and void upon any default under
Article 1 or Article 2 of this Agreement, or the Commercial Notes attached hereto as Exhibit A and Exhibit C. The term "Released Party" shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys. The Releasing Party represents and warrants that it is represented by counsel of its choice who has reviewed this release and advised it of its contents and meaning. The Releasing Party further represents and warrants that it is signing this release voluntarily and with full understanding of its contents and meaning.

         With respect to any claims, actions or causes of action not released hereunder, each Party agrees that in any case in which it elects to assert any such claim, action or cause of action against the other Party, such Party will concurrently assert such claim, action or cause of action against any third party which is also liable in whole or in part to the asserting Party for such claim, action or cause of action.


                                   ARTICLE 4
                        COSTS AND EXPENSE OF NEGOTIATION

         Each Party will bear its own costs and expenses with regard to all negotiations and activities relating to the subject of this Agreement.


                                   ARTICLE 5
                              EFFECT OF AGREEMENT

         This Agreement shall be binding on and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.


                                   ARTICLE 6
                                 GOVERNING LAW

         This Agreement shall be interpreted in all respects according to the law of the state of California.

                                   ARTICLE 7
                                ENTIRE AGREEMENT

         The terms of this Agreement are intended by the Parties as a final, complete, and exclusive expression of their agreement with respect to the subject matter of this Agreement and are intended to supersede, cancel, and take the place of all prior contracts and agreements between the parties, oral or written, relating to the subject matter of this Contract. This Agreement may not be contradicted, varied, substituted, or abridged in any manner except by written amendment duly signed by Novell and Microdyne.


                                   ARTICLE 8
                           PROTECTION OF INFORMATION

         The Parties agree to keep confidential any trade secret or other confidential business information related to the other Party's business of which they are now or at any time while this Agreement is in effect may become informed and which is not known generally to the public. The Parties' obligations under this Article will survive the expiration or termination of this Agreement.

         IN WITNESS WHEREOF, The Parties have executed this Agreement in two originals pursuant to due authority as of the day and year first above written.

NOVELL, INC.                            MICRODYNE CORPORATION

Signature: /s/ JAMES T. SULLIVAN        Signature: /s/ CHRISTOPHER M. MAGINNISS
           ---------------------                   ----------------------------

Name: James T. Sullivan                 Name: /s/ Christopher M. Maginniss
      --------------------------             ----------------------------------

Title: VP.  Dem Sales                    Title: Executive Vice President
       -------------------------               --------------------------------

                                                                       EXHIBIT A


PAYMENT OF THIS NOTE IS SUBORDINATED TO PAYMENT OF THE "SENIOR DEBT" AS DEFINED HEREIN


                                COMMERCIAL NOTE




$3,035,000                                                        April 17, 1996


                  FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of NOVELL, INC., a Delaware corporation (the "Lender," which term shall include any holder of this Note) without offset, at the Lender's office located at 2180 Fortune Drive, San Jose, California 95131 (or at such other address as the Lender shall designate), the principal sum of Three Million Thirty-five Thousand Dollars ($3,035,000), together with interest on the principal balance outstanding from time to time at the rate provided in this Note.

                  INTEREST RATE. This Note shall bear interest on the principal balance outstanding from time to time, from the date of this Note until paid in full, at a fixed rate per annum of eight percent (8.0%). Interest shall be computed on the basis of a 360 day year, counting the actual number of days elapsed.


                  PAYMENT TERMS. The Borrower agrees to pay this Note in installments of $137,264.83 including interest, beginning May 17, 1996 and on the same day of each consecutive month thereafter; provided, however, principal, interest and all other charges shall be due and payable in full on April 17, 1998.


                  PREPAYMENT. The Borrower may pay the whole or any part of the outstanding indebtedness evidenced by this Note at any time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Any prepayment of principal shall not affect the obligation of the Borrower to make subsequent scheduled principal payments at the times and in the amounts required until this Note is paid in full.

                  DEFAULT. Each of the following events or conditions shall constitute a default ("Default") under this Note:

                  (a) the failure to make any payment of principal, interest or any other amount due under this Note within three (3) business days from the date on which Borrower receives written notice from Lender that such payment is due and unpaid;

                  (b) the failure to perform or observe any warranty, covenant, or other condition of this Note; or

                  (c) the insolvency of the Borrower, the filing of a petition by or against the Borrower under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for the Borrower or the property of the Borrower, or an assignment for the benefit of creditors by the Borrower.


                  ACCELERATION. At the option of the Lender, upon the occurrence of a Default as defined above, the full amount remaining unpaid on this Note shall become immediately due and payable without presentment, demand or notice of any kind; and the Lender may exercise any or all remedies available to it under applicable law and the Loan Documents.


                  IMMEDIATELY AVAILABLE FUNDS. The principal of and interest on this Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.


                  APPLICATION OF PAYMENTS. Payments will be applied to interest, principal, and late charges and other charges due at the time such payments are received, in that order. All payments shall be applied to satisfaction of scheduled payments in the order in which they become due.


                  LATE CHARGE; ATTORNEYS' FEES. If the Borrower fails to pay any amount due under this Note within 15 days of the date due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of the amount due. The Borrower shall pay to the Lender on demand all reasonable costs incurred by the Lender, and reasonable attorneys' fees, in the collection or enforcement of this Note in the event of Default, whether or not suit is brought.

                  SUBORDINATION. The Lender hereby subordinates the payment of this Note (the "Subordinated Debt") to the payment in full of all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to Crestar Bank, a Virginia banking corporation (the "Bank") and all renewals, extensions, and modifications thereof and substitutions therefor and all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to NBD Bank under the Credit Agreement, dated as of January 27, 1995, among NBD Bank, Crestar Bank and the Borrower, and all extensions, renewals and modifications thereof and substitutions therefor, with respect to which Crestar Bank acts as agent for NBD Bank (the "Senior Debt"). The Lender further agrees that any lien, encumbrance or other security for the payment of the Subordinated Debt, whether now existing or hereafter arising, is and shall be expressly subordinated to any lien, encumbrance or other security for the payment of the Senior Debt.

                  Notwithstanding the provisions of the preceding paragraph, as long as no default has occurred under any instrument or agreement evidencing or securing the Senior Debt, scheduled payments of principal, interest and fees on the Subordinated Debt, and no other payments, may be received, accepted and retained by the Lender; provided, however in no event will the Lender receive, accept or retain any prepayment of the Subordinated Debt prior to the scheduled due date.

                  The Lender agrees that until the Senior Debt is paid in full it will not (i) ask, demand, sue for take or receive from the Borrower directly or indirectly, in cash, securities or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Debt, or (ii) commence or join with other creditors in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower. In the event of any Default described in paragraph (c) of the DEFAULT section of this Note, then and in any such event the Bank and NBD Bank shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Debt before the Lender shall be entitled to receive and retain any payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, and to that end the Bank and NBD Bank shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character whether in cash, securities, or other property, which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event. Accordingly, any payment or distribution of assets of the Borrower of any kind or character which would otherwise have been made to the Lender but for the provisions of this section shall instead be made by the Borrower or by the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Borrower directly to the Bank and NBD Bank for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to or for the benefit of the Bank and NBD Bank. The Lender irrevocably authorizes and empowers the Bank to file claims and take such other actions, in the Bank's own name or in the name of the Lender or otherwise, as the Bank may deem necessary or advisable for the enforcement of this section of this Note, and to vote the full amount of the Lender's claims in any receivership, insolvency or bankruptcy proceeding in the Lender's place and stead. The Under further irrevocably appoints the Bank its true and lawful attorney-in-fact for the purposes specified herein, with full power of substitution, and such power shall be a power coupled with an interest. The Lender further agrees to execute and deliver to the Bank such powers of attorney, assignments or other instruments as may be reasonably requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any of the Subordinated Debt.

                  If, notwithstanding the provisions of this section of this Note, the Lender shall have received any payment or distribution of assets of the Borrower of any kind or character before all amounts due or to become due on or in respect of all Senior Debt have been paid in full in cash or cash equivalents, then and in such event such payment or distribution shall be received in trust for the Bank and NBD Bank and shall be forthwith paid over or delivered by the Lender receiving the same directly to the Bank and NBD Bank or to the extent legally required, to the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making such payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the Bank and NBD Bank.

                  The Lender agrees that until the Senior Debt is paid in full it will not subordinate any part of the Subordinated Debt to any indebtedness owed to any person other than the Bank and NBD Bank.

                  The terms of this section of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Bank or NBD Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had been due but not made at such time.


                  ADDITIONAL TERMS.

                  The proceeds of this Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity.

                  The rights and remedies of the Lender under this Note, the other Loan Documents, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights or remedies.
In the event any provision of this Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Note, which shall remain effective.

                  This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                  WITNESS the following signature and seal:

                                     MICRODYNE CORPORATION
                                                    [SEAL]



                                     By:
                                       --------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B


PRODUCT                                                           APPLICABLE
                                                                  CONTRACT
10mbETHERENT PRODUCTS

       NE1000 Adapter                                             (1)

       NE2000 Series Adapters                                     (1)

       NE3200 Series Adapters                                     (1)

       Exos 235 Series Adapters                                   (5)

       NC5000 Series Hubs                                         No Contract

       NCB/12/24 Series Hubs                                      No Contract

       NE3210 Adapter                                             No Contract

       NE3300 Adapter                                             No Contract

       EP2000 plus Series Adapters                                No Contract

       NE2500 Series Adapters                                     No Contract

       NE5500 Series Adapters                                     No Contract

       NE/2 Series Adapters                                       No Contract

       NE2000 plus Series Adapters                                No Contract

       NMSL Series Adapters                                       No Contract

       NE4200 Series PCMCIA                                       No Contract

       NE4000 PCMCIA                                              No Contract

       NPE400 Series Print Server                                 No Contract

       Infomover NE2000plus Series Adapters                       No Contract

       Infomover NE4100 Series PCMCIA                             No Contract

WIDE AREA PRODUCTS

       WNIM Series Adapters                                       No Contract

       CoaxMux Adapter                                            (2)

       SAA Adapter for PC                                         (2)

       SAA Adapter for PS/2                                       (2)

       SyncPlus Series Adapters                                   (2)

       V.35 Adapters (PCOX)                                       (3)

PRODUCT                                                           APPLICABLE
                                                                  CONTRACT
       Sync Adapter (PCOX)                                        (3)

       Coax Adapter (PCOX)                                        (3)

       NW2000 Adapter                                             No Contract

       NTR2000 Token Ring Adapter                                 No Contract

EXCELAN PRODUCTS

       Exos 20x Series "Big Bus" Controllers                      (4)

       Exos 30x Series "Big Bus" Controllers                      (4)

       Exos 205/215 Series Controllers                            (4)

CONTRACT KEY:
(1)    Novell NE1000, NE1500T, NE2000, NE2000T, NE2100, and NE3200 NIC
       Technology License Agreement dated July 31, 1992
(2)    SNA Gateway Technology License and Manufacturing Agreement dated May 1,
       1992
(3) Novell PCOX Products Technology License and Manufacturing Agreement dated July 16, 1991
(4)    Exos Technology License and Manufacturing Agreement dated Mary 31, 1990
(5)    Novell NE3200 Technology License Agreement date February 5, 1991

                                                                       EXHIBIT C

PAYMENT OF THIS NOTE IS SUBORDINATED TO PAYMENT OF THE "SENIOR
DEBT" AS DEFINED HEREIN

                                COMMERCIAL NOTE




$5,820,000.00                                                  April 17, 1996


                  FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of NOVELL, INC., a Delaware corporation (the "Lender," which term shall include any holder of this Note) without offset, at the Lender's office located at 2180 Fortune Drive, San Jose, California 95131 (or at such other address as the Lender shall designate), the principal sum of Five Million Eight Hundred Twenty Thousand and no/100 Dollars ($5,820,000.00), together with interest on the principal balance outstanding from time to time at the rate provided in this Note.


                  INTEREST RATE. This Note shall bear interest on the principal balance outstanding from time to time, from the date of this Note until paid in full, at a fixed rate per annum of eight percent (8.0%). Interest shall be computed on the basis of a 360 day year, counting the actual number of days elapsed.


                  PAYMENT TERMS. The Borrower agrees to pay this Note in installments of $118,008.61 each, including interest, beginning May 17, 1996 and on the same day of each consecutive month thereafter; provided, however, principal, interest and all other charges shall be due and payable in full on April 17, 2001.


                  PREPAYMENT. The Borrower may pay the whole or any part of the outstanding indebtedness evidenced by this Note at any time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Any prepayment of principal shall not affect the obligation of the Borrower to make subsequent scheduled principal payments at the times and in the amounts required until this Note is paid in full.


                  DEFAULT. Each of the following events or conditions shall constitute a default ("Default") under this Note:

                  (a) the failure to make any payment of principal, interest or any other amount due under this Note within three business days of the date on which Borrower receives written notice from Lender that such payment is due and unpaid;

                  (b) the failure to perform or observe any warranty, covenant, or other condition of this Note; or

                  (c) the insolvency of the Borrower, the filing of a petition by or against the Borrower under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for the Borrower or the property of the Borrower, or an assignment for the benefit of creditors by the Borrower.


                  ACCELERATION. At the option of the Lender, upon the occurrence of a Default as defined above, the full amount remaining unpaid on this Note shall become immediately due and payable without presentment, demand or notice of any kind; and the Lender may exercise any or all remedies available to it under applicable law and the Loan Documents.


                  IMMEDIATELY AVAILABLE FUNDS. The principal of and interest on this Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.


                  APPLICATION OF PAYMENTS. Payments will be applied to interest, principal, and late charges and other charges due at the time such payments are received, in that order. All payments shall be applied to satisfaction of scheduled payments in the order in which they become due.


                  LATE CHARGE; ATTORNEYS' FEES. If the Borrower fails to pay any amount due under this Note within 15 days of the date due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of the amount due. The Borrower shall pay to the Lender on demand all reasonable costs incurred by the Lender, and reasonable attorneys' fees, in the collection or enforcement of this Note in the event of Default, whether or not suit is brought.


                  SUBORDINATION. The Lender hereby subordinates the payment of this Note (the "Subordinated Debt") to the payment in full of all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to Crestar Bank, a Virginia banking corporation (the "Bank") and all renewals, extensions, and modifications thereof and substitutions therefor and all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to NBD Bank under the Credit Agreement, dated as of January 27, 1995, among NBD Bank, Crestar Bank and the Borrower, and all extensions, renewals and modifications thereof and substitutions therefor, with respect to which Crestar Bank acts as agent for NBD Bank (the "Senior Debt"). The Lender further agrees that any lien, encumbrance or other security for the payment of the Subordinated Debt, whether now existing or hereafter arising, is and shall be expressly subordinated to any lien, encumbrance or other security for the payment of the Senior Debt.

                 Notwithstanding the provisions of the preceding paragraph, as long as no default has occurred under any instrument or agreement evidencing or securing the Senior Debt, scheduled payments of principal, interest and fees on the Subordinated Debt, and no other payments, may be received, accepted and retained by the Lender; provided, however in no event will the Lender receive, accept or retain any prepayment of the Subordinated Debt prior to the scheduled due date.

                 The Lender agrees that until the Senior Debt is paid in full it will not (i) ask, demand, sue for take or receive from the Borrower directly or indirectly, in cash, securities or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Debt, or (ii) commence or join with other creditors in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower. In the event of any Default described in paragraph (c) of the DEFAULT section of this Note, then and in any such event the Bank and NBD Bank shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Debt before the Lender shall be entitled to receive and retain any payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, and to that end the Bank and NBD Bank shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character whether in cash, securities, or other property, which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event. Accordingly, any payment or distribution of assets of the Borrower of any kind or character which would otherwise have been made to the Lender but for the provisions of this section shall instead be made by the Borrower or by the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Borrower directly to the Bank and NBD Bank for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to or for the benefit of the Bank and NBD Bank. The Lender irrevocably authorizes and empowers the Bank to file claims and take such other actions, in the Bank's own name or in the name of the Lender or otherwise, as the Bank may deem necessary or advisable for the enforcement of this section of this Note, and to vote the full amount of the Lender's claims in any receivership, insolvency or bankruptcy proceeding in the Lender's place and stead. The Lender further irrevocably appoints the Bank its true and lawful attorney-in-fact for the purposes specified herein, with full power of substitution, and such power shall be a power coupled with an interest. The Lender further agrees to execute and deliver to the Bank such powers of attorney, assignments or other instruments as may be reasonably requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any of the Subordinated Debt.

                 If, notwithstanding the provisions of this section of this Note, the Lender shall have received any payment or distribution of assets of the Borrower of any kind or character before all amounts due or to become due on or in respect of all Senior Debt have been paid in full in cash or cash equivalents, then and in such event such payment or distribution shall be received in trust for the Bank and NBD Bank and shall be forthwith paid over or delivered by the Lender receiving the same directly to the Bank and NBD Bank or to the extent legally required, to the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making such payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the Bank and NBD Bank.

                 The Lender agrees that until the Senior Debt is paid in full it will not subordinate any part of the Subordinated Debt to any indebtedness owed to any person other than the Bank and NBD Bank.

                 The terms of this section of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Bank or NBD Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had been due but not made at such time.



                 ADDITIONAL TERMS.

                 The proceeds of this Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity.

                 The rights and remedies of the Lender under this Note, the other Loan Documents, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights or remedies.
In the event any provision of this Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Note, which shall remain effective.

                 This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                 WITNESS the following signature and seal:

                                              MICRODYNE CORPORATION
                                                             [SEAL]


                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

PAYMENT OF THIS NOTE IS SUBORDINATED TO PAYMENT OF THE "SENIOR DEBT" AS DEFINED HEREIN

                                COMMERCIAL NOTE



$3,035,000                                                       April 17, 1996


                 FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of NOVELL, INC., a Delaware corporation (the "Lender," which term shall include any holder of this Note) without offset, at the Lender's office located at 2180 Fortune Drive, San Jose, California 95131 (or at such other address as the Lender shall designate), the principal sum of Three Million Thirty-five Thousand Dollars ($3,035,000), together with interest on the principal balance outstanding from time to time at the rate provided in this Note.


                 INTEREST RATE. This Note shall bear interest on the principal balance outstanding from time to time, from the date of this Note until paid in full, at a fixed rate per annum of eight percent (8.0%). Interest shall be computed on the basis of a 360 day year, counting the actual number of days elapsed.


                 PAYMENT TERMS. The Borrower agrees to pay this Note in installments of $137,264.83 including interest, beginning May 17, 1996 and on the same day of each consecutive month thereafter; provided, however, principal, interest and all other charges shall be due and payable in full on April 17, 1998.


                 PREPAYMENT. The Borrower may pay the whole or any part of the outstanding indebtedness evidenced by this Note at any time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Any prepayment of principal shall not affect the obligation of the Borrower to make subsequent scheduled principal payments at the times and in the amounts required until this Note is paid in full.

                 DEFAULT. Each of the following events or conditions shall constitute a default ("Default") under this Note:

                 (a) the failure to make any payment of principal, interest or any other amount due under this Note within three (3) business days from the date on which Borrower receives written notice from Lender that such payment is due and unpaid;

                 (b) the failure to perform or observe any warranty, covenant, or other condition of this Note; or

                 (c) the insolvency of the Borrower, the filing of a petition by or against the Borrower under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for the Borrower or the property of the Borrower, or an assignment for the benefit of creditors by the Borrower.


                 ACCELERATION. At the option of the Lender, upon the occurrence of a Default as defined above, the full amount remaining unpaid on this Note shall become immediately due and payable without presentment, demand or notice of any kind; and the Lender may exercise any or all remedies available to it under applicable law and the Loan Documents.


                 IMMEDIATELY AVAILABLE FUNDS. The principal of and interest on this Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.


                 APPLICATION OF PAYMENTS. Payments will be applied to interest, principal, and late charges and other charges due at the time such payments are received, in that order. All payments shall be applied to satisfaction of scheduled payments in the order in which they become due.


                 LATE CHARGE; ATTORNEYS' FEES. If the Borrower fails to pay any amount due under this Note within 15 days of the date due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of the amount due. The Borrower shall pay to the Lender on demand all reasonable costs incurred by the Lender, and reasonable attorneys' fees, in the collection or enforcement of this Note in the event of Default, whether or not suit is brought.

                 SUBORDINATION. The Lender hereby subordinates the payment of this Note (the "Subordinated Debt") to the payment in full of all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to Crestar Bank, a Virginia banking corporation (the "Bank") and all renewals, extensions, and modifications thereof and substitutions therefor and all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to NBD Bank under the Credit Agreement, dated as of January 27, 1995, among NBD Bank, Crestar Bank and the Borrower, and all extensions, renewals and modifications thereof and substitutions therefor, with respect to which Crestar Bank acts as agent for NBD Bank (the "Senior Debt"). The Lender further agrees that any lien, encumbrance or other security for the payment of the Subordinated Debt, whether now existing or hereafter arising, is and shall be expressly subordinated to any lien, encumbrance or other security for the payment of the Senior Debt.

                 Notwithstanding the provisions of the preceding paragraph, as long as no default has occurred under any instrument or agreement evidencing or securing the Senior Debt, scheduled payments of principal, interest and fees on the Subordinated Debt, and no other payments, may be received, accepted and retained by the Lender; provided, however in no event will the Lender receive, accept or retain any prepayment of the Subordinated Debt prior to the scheduled due date.

                 The Lender agrees that until the Senior Debt is paid in full it will not (i) ask, demand, sue for take or receive from the Borrower directly or indirectly, in cash, securities or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Debt, or (ii) commence or join with other creditors in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower. In the event of any Default described in paragraph (c) of the DEFAULT section of this Note, then and in any such event the Bank and NBD Bank shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Debt before the Lender shall be entitled to receive and retain any payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, and to that end the Bank and NBD Bank shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character whether in cash, securities, or other property, which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event. Accordingly, any payment or distribution of assets of the Borrower of any kind or character which would otherwise have been made to the Lender but for the provisions of this section shall instead be made by the Borrower or by the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Borrower directly to the Bank and NBD Bank for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to or for the benefit of the Bank and NBD Bank. The Lender irrevocably authorizes and empowers the Bank to file claims and take such other actions, in the Bank's own name or in the name of the Lender or otherwise, as the Bank may deem necessary or advisable for the enforcement of this section of this Note, and to vote the full amount of the Lender's claims in any receivership, insolvency or bankruptcy proceeding in the Lender's place and stead. The Lender further irrevocably appoints the Bank its true and lawful attorney-in-fact for the purposes specified herein, with full power of substitution, and such power shall be a power coupled with an interest. The Lender further agrees to execute and deliver to the Bank such powers of attorney, assignments or other instruments as may be reasonably requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any of the Subordinated Debt.

                 If, notwithstanding the provisions of this section of this Note, the Lender shall have received any payment or distribution of assets of the Borrower of any kind or character before all amounts due or to become due on or in respect of all Senior Debt have been paid in full in cash or cash equivalents, then and in such event such payment or distribution shall be received in trust for the Bank and NBD Bank and shall be forthwith paid over or delivered by the Lender receiving the same directly to the Bank and NBD Bank or to the extent legally required, to the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making such payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the Bank and NBD Bank.

                 The Lender agrees that until the Senior Debt is paid in full it will not subordinate any part of the Subordinated Debt to any indebtedness owed to any person other than the Bank and NBD Bank.

                 The terms of this section of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Bank or NBD Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had been due but not made at such time.


                 ADDITIONAL TERMS.

                 The proceeds of this Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity.

                 The rights and remedies of the Lender under this Note, the other Loan Documents, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights or remedies.
In the event any provision of this Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Note, which shall remain effective.

                 This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                 WITNESS the following signature and seal:


                                           MICRODYNE CORPORATION
                                                         [SEAL]



                                            By: /s/ CHRISTOPHER M. MAGINNISS
                                               --------------------------------
                                                Name: Christopher M. Maginniss
                                                Title: Executive Vice President

PAYMENT OF THIS NOTE IS SUBORDINATED TO PAYMENT OF THE "SENIOR DEBT" AS DEFINED HEREIN

                                COMMERCIAL NOTE




$5,820,000.00                                                    April 17, 1996


                 FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of NOVELL, INC., a Delaware corporation (the "Lender," which term shall include any holder of this Note) without offset, at the Lender's office located at 2180 Fortune Drive, San Jose, California 95131 (or at such other address as the Lender shall designate), the principal sum of Five Million Eight Hundred Twenty Thousand and no/100 Dollars ($5,820,000.00), together with interest on the principal balance outstanding from time to time at the rate provided in this Note.


                 INTEREST RATE. This Note shall bear interest on the principal balance outstanding from time to time, from the date of this Note until paid in full, at a fixed rate per annum of eight percent (8.0%). Interest shall be computed on the basis of a 360 day year, counting the actual number of days elapsed.


                 PAYMENT TERMS. The Borrower agrees to pay this Note in installments of $118,008.61 each, including interest, beginning May 17, 1996 and on the same day of each consecutive month thereafter; provided, however, principal, interest and all other charges shall be due and payable in full on April 17, 2001.


                 PREPAYMENT. The Borrower may pay the whole or any part of the outstanding indebtedness evidenced by this Note at any time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Any prepayment of principal shall not affect the obligation of the Borrower to make subsequent scheduled principal payments at the times and in the amounts required until this Note is paid in full.


                 DEFAULT. Each of the following events or conditions shall constitute a default ("Default") under this Note:

                 (a) the failure to make any payment of principal, interest or any other amount due under this Note within three business days of the date on which Borrower receives written notice from Lender that such payment is due and unpaid;

                 (b) the failure to perform or observe any warranty, covenant, or other condition of this Note; or

                 (c) the insolvency of the Borrower, the filing of a petition by or against the Borrower under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for the Borrower or the property of the Borrower, or an assignment for the benefit of creditors by the Borrower.


                 ACCELERATION. At the option of the Lender, upon the occurrence of a Default as defined above, the full amount remaining unpaid on this Note shall become immediately due and payable without presentment, demand or notice of any kind; and the Lender may exercise any or all remedies available to it under applicable law and the Loan Documents.


                 IMMEDIATELY AVAILABLE FUNDS. The principal of and interest on this Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.


                 APPLICATION OF PAYMENTS. Payments will be applied to interest, principal, and late charges and other charges due at the time such payments are received, in that order. All payments shall be applied to satisfaction of scheduled payments in the order in which they become due.


                 LATE CHARGE; ATTORNEYS' FEES. If the Borrower fails to pay any amount due under this Note within 15 days of the date due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of the amount due. The Borrower shall pay to the Lender on demand all reasonable costs incurred by the Lender, and reasonable attorneys' fees, in the collection or enforcement of this Note in the event of Default, whether or not suit is brought.


                 SUBORDINATION. The Lender hereby subordinates the payment of this Note (the "Subordinated Debt") to the payment in full of all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to Crestar Bank, a Virginia banking corporation (the "Bank") and all renewals, extensions, and modifications thereof and substitutions therefor and all loans, advances, liabilities and indebtedness now or hereafter owed by the Borrower to NBD Bank under the Credit Agreement, dated as of January 27, 1995, among NBD Bank, Crestar Bank and the Borrower, and all extensions, renewals and modifications thereof and substitutions therefor, with respect to which Crestar Bank acts as agent for NBD Bank (the "Senior Debt"). The Lender further agrees that any lien, encumbrance or other security for the payment of the Subordinated Debt, whether now existing or hereafter arising, is and shall be expressly subordinated to any lien, encumbrance or other security for the payment of the Senior Debt.

                 Notwithstanding the provisions of the preceding paragraph, as long as no default has occurred under any instrument or agreement evidencing or securing the Senior Debt, scheduled payments of principal, interest and fees on the Subordinated Debt, and no other payments, may be received, accepted and retained by the Lender; provided, however in no event will the Lender receive, accept or retain any prepayment of the Subordinated Debt prior to the scheduled due date.

                 The Lender agrees that until the Senior Debt is paid in full it will not (i) ask, demand, sue for take or receive from the Borrower directly or indirectly, in cash, securities or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Debt, or (ii) commence or join with other creditors in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower. In the event of any Default described in paragraph (c) of the DEFAULT section of this Note, then and in any such event the Bank and NBD Bank shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Debt before the Lender shall be entitled to receive and retain any payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, and to that end the Bank and NBD Bank shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character whether in cash, securities, or other property, which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event. Accordingly, any payment or distribution of assets of the Borrower of any kind or character which would otherwise have been made to the Lender but for the provisions of this section shall instead be made by the Borrower or by the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Borrower directly to the Bank and NBD Bank for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to or for the benefit of the Bank and NBD Bank. The Lender irrevocably authorizes and empowers the Bank to file claims and take such other actions, in the Bank's own name or in the name of the Lender or otherwise, as the Bank may deem necessary or advisable for the enforcement of this section of this Note, and to vote the full amount of the Lender's claims in any receivership, insolvency or bankruptcy proceeding in the Lender's place and stead. The Lender further irrevocably appoints the Bank its true and lawful attorney-in-fact for the purposes specified herein, with full power of substitution, and such power shall be a power coupled with an interest. The Lender further agrees to execute and deliver to the Bank such powers of attorney, assignments or other instruments as may be reasonably requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any of the Subordinated Debt.

                 If, notwithstanding the provisions of this section of this Note, the Lender shall have received any payment or distribution of assets of the Borrower of any kind or character before all amounts due or to become due on or in respect of all Senior Debt have been paid in full in cash or cash equivalents, then and in such event such payment or distribution shall be received in trust for the Bank and NBD Bank and shall be forthwith paid over or delivered by the Lender receiving the same directly to the Bank and NBD Bank or to the extent legally required, to the trustee in bankruptcy, receiver liquidating trustee, custodian, assignee, agent or other person making such payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the Bank and NBD Bank.

                 The Lender agrees that until the Senior Debt is paid in full it will not subordinate any part of the Subordinated Debt to any indebtedness owed to any person other than the Bank and NBD Bank.

                 The terms of this section of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Bank or NBD Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had been due but not made at such time.



                 ADDITIONAL TERMS.

                 The proceeds of this Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity.

                 The rights and remedies of the Lender under this Note, the other Loan Documents, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights or remedies.
In the event any provision of this Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Note, which shall remain effective.

                 This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                 WITNESS the following signature and seal:

                                             MICRODYNE CORPORATION
                                                            [SEAL]



                                             By: /s/ CHRISTOPHER M. MAGINNISS
                                                -------------------------------
                                                Name:  Christopher M. Maginniss
                                                Title: Executive Vice President